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                                                                    Exhibit 2(c)

                            ASSET PURCHASE AGREEMENT

                                 AMENDMENT NO. 2


                  THIS AMENDMENT NO. 2 (this "Amendment") to the ASSET PURCHASE AGREEMENT, dated as of January 18, 2002 (the "Asset Purchase Agreement"), by and among Spinnaker Industries, Inc., Spinnaker Coating, Inc. Spinnaker Coating-Maine, Inc. (collectively, the "Sellers") and SP Acquisition, LLC (the "Buyer") is made as of February 25, 2002, by and among the Sellers and the Buyer. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

                  WHEREAS, the Sellers and the Buyer wish to modify the Asset Purchase Agreement to extend the date on which the Buyer is entitled to terminate the Asset Purchase Agreement if it has not completed its due diligence;

                  NOW, THEREFORE, the Asset Purchase Agreement is hereby amended as follows:

                  1. Section 1. The definition of Due Diligence Termination Date in Section 1 is hereby deleted and amended to read in its entirety as follows:

                  "Due Diligence Termination Date" shall mean February 26,
2002."

                  2. Ratification of the Asset Purchase Agreement. Except as otherwise expressly provided herein, all of the terms and conditions of the
Asset Purchase Agreement are ratified and shall remain unchanged and continue in full force and effect.
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                  IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.


                                             SELLERS:

                                             SPINNAKER INDUSTRIES, INC.


                                             By: /s/ LOUIS A. GUZZETTI, JR.
                                                 -------------------------------
                                                 Name: LOUIS A. GUZZETTI, JR.
                                                 Title: Chairman


                                             SPINNAKER COATING, INC.


                                             By: /s/ LOUIS A. GUZZETTI, JR.
                                                 -------------------------------
                                                 Name: LOUIS A. GUZZETTI, JR.
                                                 Title: Chairman


                                             SPINNAKER COATING-MAINE, INC.


                                             By: /s/ LOUIS A. GUZZETTI, JR.
                                                 -------------------------------
                                                 Name: LOUIS A. GUZZETTI, JR.
                                                 Title: Chairman


                                             BUYER:

                                             SP ACQUISITION, LLC


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:
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                  IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.


                                             SELLERS:

                                             SPINNAKER INDUSTRIES, INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             SPINNAKER COATING, INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             SPINNAKER COATING-MAINE, INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             BUYER:

                                             SP ACQUISITION, LLC


                                             By: /s/ JEFFREY R. WALSH
                                                 -------------------------------
                                                 Name: JEFFREY R. WALSH
                                                 Title: President